UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2017

CNA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 S. Wabash, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (312) 822-5000

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(d) Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2017, the Board of Directors of CNA Financial Corporation appointed Michael A. Bless to serve on its Board of Directors effective October 13, 2017. Mr. Bless was also named a member of each of the Audit, Compensation and Finance Committees of the Board. There are no arrangements or understandings between Mr. Bless and any other person, pursuant to which Mr. Bless was appointed to the Board. Further, there are no transactions involving Mr. Bless that require disclosure pursuant to Item 404(a) of Regulation S-K.

The press release regarding this appointment is furnished as exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
Exhibit No.	Description

99.1	CNA Financial Corporation press release, issued October 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: October 13, 2017	By	/s/ Dino E. Robusto
(Signature)
Dino E. Robusto Chief Executive Officer and Chairman of the Board